UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2009

CC MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices, zip code)

(210) 822-2828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

(a) On December 18, 2009, Clear Channel Worldwide Holdings, Inc., a subsidiary of the Registrant, distributed a confidential preliminary offering circular dated December 18, 2009 (the “Offering Circular”) relating to $500,000,000 aggregate principal amount of its Series A Senior Notes due 2017 and $2,000,000,000 aggregate principal amount of its Series B Senior Notes due 2017 (collectively, the “Notes”) to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act. A copy of certain excerpts from the Offering Circular, which may contain material, non-public information, is furnished with the Current Report on Form 8-K as Exhibit 99.1 attached hereto.

The Offering Circular contains forward-looking statements regarding Clear Channel Outdoor Holdings based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Registrant’s or Clear Channel Outdoor Holdings’ ability to control or predict. Neither the Registrant nor Clear Channel Outdoor Holdings undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K and the statements contained in Exhibit 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

(b) Certain Information Regarding Clear Channel Communications.

(i) Certain Financial Information for the Three Months and Year Ending December 31, 2009.

In its Periodic Report on Form 8-K filed on December 18, 2009, Clear Channel Communications, Inc. reported certain recent developments and estimated fourth quarter and full year 2009 results as follows:

As of December 18, 2009, Clear Channel Communications expects revenues for the three months ending December 31, 2009 to be between $1,470 million and $1,500 million and revenue for the full year ending December 31, 2009 to be between $5,510 million and $5,540 million. Set forth below are the actual revenue growth rates for each of our operating segments for the month of October 2009 compared to October 2008 and the estimated revenue growth rates for the months of November and December 2009 compared to actual revenues in the corresponding months in 2008 for Clear Channel Communications. Clear Channel Communications prepares estimated monthly revenues based on estimated monthly average foreign exchange rates, whereas annual average foreign exchange rates are used in determining its actual annual revenue. The percentage changes in estimated monthly revenue for November and December, 2009 as compared to the same period in 2008 are based on monthly average foreign exchange rates and, thus, may be materially different than the percentage changes in actual revenue determined using annual foreign exchange rates for the three months and year ending December 31, 2009.

	October (Actual)	November (Estimated)	December (Estimated)
Americas Outdoor	-4%	-1%	1%
International Outdoor	-8%	-2%	-8%
Radio Segment	-19%	-8%	0%
Consolidated	-13%	-5%	-2%

As of December 18, 2009, Clear Channel Communications expects operating expenses to be between $1,060 million and $1,075 million for the three months ending December 31, 2009 and between $4,059 million and $4,074 million for the full year ending December 31, 2009. Operating expenses include direct operating expenses, selling, general and administrative expenses and corporate expenses, but exclude restructuring and other non-recurring charges related to its restructuring program and non-cash compensation charges related to employee compensation costs associated with stock option grants and restricted stock awards.

Clear Channel Communications’ projected financial information is based on assumptions and estimates that are inherently uncertain and unpredictable. Such assumptions and estimates may not be realized and are subject to significant business, economic and competitive risks and uncertainties, all of which are difficult to predict and many of which are beyond Clear Channel Communications’ control. Such risks and uncertainties include, but are not limited to, changes in the level of competition for advertising dollars, changes in operating performance, quarter-end closing adjustments, adjustments related to the annual audit of its financial statements, and fluctuations in exchange rates and currency values. These and other risks and uncertainties may cause Clear Channel Communications’ projected financial information to materially adversely differ from our actual results. Accordingly, no assurance can be made that Clear Channel Communications will achieve the results set forth in our projected financial information, and investors should not place undue reliance on our projected financial information.

        (ii) Covenant Compliance. Clear Channel Communications, in its Periodic Report on Form 8-K dated the date hereof, has indicated that based on its financial projections as of December 18, 2009, it expects to be in compliance with the covenants under its senior secured credit facilities for the remainder of 2009 and through 2010.

This Current Report on Form 8-K contains forward-looking statements regarding Clear Channel Communications based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Registrant’s or Clear Channel Communications’ ability to control or predict. Neither the Registrant nor Clear Channel Communications undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1. Excerpts from Confidential Preliminary Offering Circular of Clear Channel Worldwide dated December 18, 2009;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: December 18, 2009	By:	/S/ HERBERT W. HILL
	Name:	Herbert W. Hill
	Title:	Senior Vice President, Chief Accounting Officer
and Assistant Secretary

INDEX TO EXHIBITS

99.1. Excerpts from Confidential Preliminary Offering Circular of Clear Channel Worldwide dated December 18, 2009;